                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 14, 2004
                          -----------------------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                   0-6377                   77-0176309
            --------                   ------                   ----------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


      1875 North Shoreline Boulevard, Mountain View, California 94043-1319
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                                 --------------
                (Company's telephone number, including area code)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               The following exhibit is filed herewith as part of this Current Report on Form 8-K:

               Exhibit
               Number      Description
               ------      -----------

                99.1 News Release dated June 14, 2004, entitled "Drexler Technology Reports Results for 2004 Fiscal Year Ended March 31, 2004," which is furnished pursuant to Item 12 of this Form 8-K.

Item 12.  Results of Operations and Financial Condition.

          On June 14, 2004, Drexler Technology Corporation issued a news release to report its financial results for the fourth quarter of fiscal 2004 ended March 31, 2004, and for the entire fiscal year then ended. The full text of the news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

          The information furnished in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.


SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                             DREXLER TECHNOLOGY CORPORATION (REGISTRANT)


                             /s/ Steven G. Larson
                             -----------------------------------
                             Steven G. Larson
                             Vice President, Finance and Chief Financial Officer


Date: June 18, 2004


--------------------------------------------------------------------------------


                                INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------

 99.1 News Release dated June 14, 2004, entitled "Drexler Technology Reports Results for 2004 Fiscal Year Ended March 31, 2004," which is furnished pursuant to Item 12 of this Form 8-K.


                                        2